UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2010 (December 8, 2010)

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 8, 2010, EarthLink, Inc. filed a Current Report on Form 8-K to report that it completed its previously announced acquisition of ITC^DeltaCom, Inc.  This Current Report on Form 8-K/A is being filed to provide the pro forma financial information described under Item 9.01(b) below.

Item 9.01	Financial Statements and Exhibits

(b)

The pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009 are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP (formerly known as BDO Seidman, LLP), an independent registered public accounting firm

99.4	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 23, 2011

EARTHLINK, INC.

	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO USA, LLP (formerly known as BDO Seidman, LLP), an independent registered public accounting firm

99.4	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009